Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2020
Notes to Financial Statements
Earnings (Loss) Per Share

16 – INCOME (LOSS) PER SHARE

For the purposes of the income (loss) per share computation, the weighted average number of common shares outstanding has been used.

The following securities are considered "in the money" and could potentially dilute the basic income (loss) per share in the future but have not been included in diluted income (loss) per share because their effect was antidilutive:

	March 31, 2020	March 31, 2019	March 31, 2018

Stock options	112,250	91,000	—

Total outstanding at March 31, 2020, 2019 and 2018 were 161,500, 170,250, and 204,150 respectively. Diluted income (loss) per share for the years ended March 31, 2020, 2019 and 2018 is deemed to be identical to basic loss per share as exercise of the options outstanding is antidilutive.